Old Second Bancorp, Inc.
Loan Portfolio Disclosures

As of June 30, 2021

Loan Portfolio Composition

Old Second

Loan Portfolio Characteristics	
Balance Outstanding (000's)	$1,903,366
Total Commitment (000's)	$2,382,300
Average Loan Commitment	$323,638
Number of Active Payment Deferrals /Modifications	18
Payment Modification Rate (% of Total Commitment)[1]	0.39%

Loan Type



Res Owner Occupied 5%
Res Investor 2%
Multi-Family 7%
Leases 7%
HELOC 8%
CRE Owner Occupied 14%
CRE Investor 25%
Construction 6%
Commercial 26%

Geography [2]



NY 2%
MI 2%
CA 3%
WI 3%
Other States 13%
IL 73%

Funded Draws & Line Utilization Rate [3]



53.90%
$419,267
51.90%
$398,988
52.55%
$404,672
52.84%
$405,499
54.46%
$414,756
53.75%
$405,221
1/31/2021
2/28/2021
3/31/2021
4/30/2021
5/31/2021
6/30/2021
Total Outstanding (000s)
% Utilized

(1) Active modifications excluding any PPP loans. Denotes a non-GAAP financial measure. Refer to Appendix 1 for a reconciliation of non-GAAP financial measures.
(2) Based on primary property collateral if available, otherwise Borrower address.
(3) Data for construction loans, HELOCs and commercial lines of credit.

Commercial and Industrial

Commercial and Industrial Portfolio Characteristics	
Balance Outstanding (000's)	$344,084
Total Commitment (000's)	$629,697
Average Loan Commitment	$482,896
Number of Active Payment Deferrals /Modifications	0
Payment Modification Rate (% of Total Commitment)	0.00%
Weighted Average Seasoning	4.05 years

Commercial and Industrial Portfolio Characteristics

- Lending focused on full relationship, small and middle market businesses
- Well diversified by industry with limited exposure to Accommodation and Food Services and Entertainment industries
- Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated Leasing, C&I, Healthcare and Professional Service lending teams
- Modest exposure to syndicated or leveraged loans


Geography*
IL - Other 4%
MA 3%
Other States 5%
MI 5%
NY 5%
IL - Kane County 28%
IL - Will County 5%
IN 9%
IL - Cook County 25%
IL - DuPage County 11%


Industry
Service 10%
Wholesale 13%
IT, Finance, Insurance 21%
Transportation 2%
Entertainment 2%
Organizations 2%
Agriculture 2%
Leasing (non-real estate) 3%
Manufacturing 19%
Real Estate 5%
Medical and Social Services 8%
Construction 9%

*Based on primary property collateral if available, otherwise borrower address.

Leasing

Old Second

Leasing Portfolio Characteristics	
Balance Outstanding (000's)	$154,512
Total Commitment (000's)	$155,240
Average Loan Commitment	$155,708
Number of Active Payment Deferrals /Modifications	7
Payment Modification Rate (% of Total Commitment)*	1.37%
Weighted Average Seasoning	1.42 years

Leasing Portfolio Characteristics

- Dedicated Leasing Service lending team
- Well diversified by industry and by geography with minimal exposure to high risk industries.
- Leases over $1MM are underwritten by the Bank's centralized credit department and are reviewed by senior management.



Geography
IL 12%
TX 12%
CA 8%
MS 6%
AZ 5%
MA 4%
TN 4%
PA 4%
FL 3%
NJ 3%
KY 3%
NY 3%
GA 2%
AL 2%
NM 2%
Other States (exposure < $3MM) 25%



Industry
Construction 36%
Leasing (non-real estate) 10%
Agriculture 8%
Service 7%
Wholesale 3%
Retail 1%
Transportation 21%
Manufacturing 14%

CRE Owner-Occupied

Old Second

CRE Owner-Occupied Portfolio Characteristics	
Balance Outstanding (000's)	$318,259
Total Commitment (000's)	$328,945
Average Loan Commitment	$570,095
Number of Active Payment Deferrals /Modifications	0
Payment Modification Rate (% of Total Commitment)	0.00%
Weighted Average Seasoning	6.33 years

CRE Owner-Occupied Portfolio Characteristics

- Lending focused on full relationship, small and middle market businesses
- Well diversified by industry with limited exposure to the Accommodation and Food Service and Entertainment industries
- Repayment analysis based on primary operating cash flow, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated C&I, Healthcare and Professional Service lending teams

Geography*


IL - Other 3%
IL - Kendall County 5%
Other States 7%
IL - Cook County 29%
IL - DuPage County 13%
IL - Will County 17%
IL - Kane County 26%

Industry


Transportation 1%
Organizations 1%
IT, Finance, Insurance 1%
Wholesale 3%
Agriculture 3%
Construction 4%
Religious Organizations 16%
Retail 13%
Real Estate 13%
Gas Stations 4%
Service 12%
Medical and Social Services 9%
Entertainment 9%
Manufacturing 11%

*Based on primary property collateral if available, otherwise borrower address.

Investor CRE

Old Second

Investor CRE Portfolio Characteristics	
Balance Outstanding (000's)	$569,745
Total Commitment (000's)	$592,554
Average Loan Commitment	$1,763,553
Number of Active Payment Deferrals /Modifications	3
Payment Modification Rate (% of Total Commitment)	0.79%
Weighted Average Seasoning	4.22 years

Investor CRE Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship with full recourse
- Well diversified by property type with limited exposure to high-risk real estate sectors (Hotels, Restaurants, Recreational, "Big Box" Retail)
- Repayment analysis based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Secured by seasoned properties with stabilized cash flow
- Dedicated CRE and Healthcare lending teams



Geography*
IL - Cook County 35%
IL - DuPage County 13%
IL - Kane County 7%
IL - Will County 7%
WI 6%
CA 5%
MI 5%
IL - Lake County 3%
OH 3%
MN 2%
CT 2%
IL - Other 3%
Other States 9%



CRE Type
Mixed Use 5%
Hotel 2%
Nursing Home/ Senior Housing 27%
Office 26%
Other 1%
Retail 23%
Storage 2%
Industrial 14%

*Based on primary property collateral if available, otherwise borrower address.

Multifamily

Old Second

Multifamily Portfolio Characteristics	
Balance Outstanding (000's)	$161,628
Total Commitment (000's)	$162,998
Average Loan Commitment	$806,921
Number of Active Payment Deferrals /Modifications	0
Payment Modification Rate (% of Total Commitment)	0.00%
Weighted Average Seasoning	4.89 years

Multifamily Portfolio Characteristics

- Lending focused on full relationship and strong sponsorship
- No exposure to downtown high-rise Multifamily
- Repayment analysis based on strong net operating income, supported by secondary and tertiary repayment sources
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Dedicated CRE head
- 85% of multifamily loans are secured by real estate in Illinois
- Limited non-recourse lending reflects stabilized properties with consistently strong operating results



Geography*
WI 13%
IL - Kane County 5%
IL - Lake County 4%
IL – DuPage County 3%
IL - DeKalb County 1%
IL - Other 3%
Out of State < 1%
IL - Cook County 71%

*Based on primary property collateral if available, otherwise borrower address.

Construction and Land Development

Old Second

C&D Portfolio Characteristics	
Balance Outstanding (000's)	$100,544
Total Commitment (000's)	$145,700
Average Loan Commitment	$1,374,531
Number of Active Payment Deferrals /Modifications	0
Payment Modification Rate (% of Total Commitment)	0.00%
Weighted Average Seasoning	2.01 years

C&D Portfolio Characteristics

- Lending focused on strong sponsorship with full recourse
- Well diversified by property type with limited exposure to high-risk real estate (i.e. Hotel, Recreational, "Big Box" Retail, large scale land development)
- Minimum of 25% hard equity required on all projects
- Full global cash flow and sensitivity analysis performed on all relationships over $1 million in exposure
- Internal funding controls to monitor projects with consistent site inspection

Geography*


IL - Will County 2%
IL - Other 5%
FL 7%
CA 7%
IL - DuPage County 10%
IN 10%
WI 10%
IL – Cook County 49%

Property Type


CRE - Other 1%
Land 12%
Residential 14%
CRE - Senior Living 7%
Multi-Family 21%
CRE - Retail 18%
CRE - Mixed Use 10%
Owner-Occupied 17%

Payment Modifications

Old Second

Payment Relief Program

- Adopted regulatory and accounting guidance to establish COVID-19 payment relief programs for retail and commercial borrowers in March 2020
- Approximately one third of all payment relief modifications have been interest only, while the remaining are full payment deferral or require a modest payment that would otherwise not cover interest
- Of the loans actively on payment deferral as of 6/30/21, approximately 90% are the result of a payment relief extension.
- Of the loans that have had their payment modification term lapse, approximately 96% have returned to full payment as of 6/30/21.

	June 30, 2021				March 31, 2021			
$ in 000s	# of Loans	Total Commitment	% of Deferral Commitment	% of Total Commitment	# of Loans	Total Commitment	% of Deferral Commitment	% of Total Commitment
Total Portfolio (excluding PPP) (1)		$2,385,278				$2,437,004		
Full Payment Deferral	419	$159,390			417	$159,261		
Interest Only	87	$78,417			87	$78,417		
Total Relief Program Loans	506	$237,807		9.97%	504	$237,678		9.75%
Full Payment Deferral	13	$4,669	1.96%		28	$10,175	4.28%	
Interest Only	1	$3,366	1.42%		2	$3,277	1.38%	
A. Loans in Extended Relief Program	14	$8,035	3.38%	0.34%	30	$13,452	5.66%	0.55%
Full Payment Deferral	2	$819	0.34%		4	$421	0.18%	
Interest Only	0	$0	0.00%		0	$0	0.00%	
B. Initial Relief Expired, Past Due or Ext. in Process	2	$819	0.34%	0.03%	4	$421	0.18%	0.02%
Full Payment Deferral	2	$201	0.08%		4	$359	0.15%	
Interest Only	0	$0	0.00%		2	$5,001	2.10%	
C. Loans in Initial Relief Program	2	$201	0.08%	0.01%	6	$5,360	2.26%	0.22%
Loans in Active Payment Relief Programs (A+B+C)	18	$9,055	3.81%	0.38%	40	$19,233	8.09%	0.79%
Loans Eligible for Payment Relief Extension (B+C)	4	$1,020	0.43%	0.04%	10	$5,781	2.43%	0.24%
Exited Payment Relief Program	488	$228,752	96.19%	9.59%	464	$218,445	91.91%	8.96%

(1) Denotes a non-GAAP financial measure. Refer to Appendix 1 for a reconciliation of non-GAAP financial measures.

SBA Payment Protection Program Loans

Old Second

SBA PPP Loans	
Balance Outstanding (000's)	$70,224
Total Commitment (000's)	$70,224
Average Loan Commitment	$135,154
Number of Loans over $2 million	1
Number of Loans under $150,000	406



Industry
Industry Exposure < $1MM 4%
IT, Finance, Insurance 3%
Real Estate 2%
Construction 18%
Manufacturing 16%
Medical and Social Services 15%
Service 13%
Retail 12%
Entertainment 9%
Wholesale 8%

SBA PPP Loans

- Largest loan funded was $4.89 million, with the balance of loans over $2 million totaling $7.92 million or 11.3% of total loans funded
- Balance of loans under $150,000 totaling $15.95 million or 22.7% of total loans funded
- $128.8MM in PPP loans have been fully forgiven or paid off, with $70.2 MM remaining of the $199.0MM originated.

Industry	PPP Loans ($)	PPP Loans (#)	Average Loan Size	% of Total PPP Loans
Construction	$12,520,900	69	$181,462	17.83%
Manufacturing	$11,048,500	49	$225,480	15.73%
Medical and Social Services	$10,631,900	47	$226,211	15.14%
Service	$9,165,000	117	$78,333	13.05%
Retail	$8,230,900	23	$357,865	11.72%
Entertainment	$6,671,100	44	$151,616	9.50%
Wholesale	$5,661,400	25	$226,456	8.06%
IT, Finance, Insurance	$2,308,300	12	$192,358	3.29%
Real Estate	$1,322,700	38	$34,808	1.88%
Agriculture	$991,300	47	$21,091	1.41%
Religious Organizations	$847,900	19	$44,626	1.21%
Organizations	$434,800	3	$144,933	0.62%
Transportation	$179,973	17	$10,587	0.26%
Leasing (non-real estate)	$115,500	2	$57,750	0.16%
Gas Stations	$93,700	6	$15,617	0.13%
	$70,223,873	**518**		**100.00%**

Allowance for Credit Losses

Old Second

Key methodology assumptions

- 1 year economic forecast utilized, assuming recessionary conditions reverting to long-term historical loss rates
- Key economic inputs include GDP and civilian unemployment
- Loss rates driven by portfolio risk characteristics, average remaining loan life, risk-grading and modeling methodology
- Loss-rate models utilizing static pool and migration methodologies for material Residential and Commercial pools, WARM methodology utilized for pools with limited loss data
- Unemployment rate between 5.25% and 7.50% for the next twelve months, 5.50% to 6.75% for the life of loans
- Real GDP growth rate between 2.00% and 6.00% over the next twelve months

ACL Pool	Outstanding Pooled Unguaranteed Loan Balance (000's)	ACL Pooled Balance (000's) 3/31/2021	ACL Pooled Balance (000's) 6/30/2021	Unfunded Commitment Reserve (000's) 6/30/2021
Commercial & Industrial	$266,419	$2,916 (1.08%)	$2,333 (0.86%)	$505
Construction	$95,450	$2,685 (2.92%)	$1,839 (1.93%)	$862
CRE Owner-Occupied	$310,805	$1,686 (0.53%)	$1,049 (0.34%)	$26
CRE Investor	$562,630	$7,723 (1.37%)	$8,575 (1.52%)	$235
Leasing	$150,758	$2,519 (1.87%)	$2,524 (1.67%)	$30
Multifamily	$156,537	$3,674 (2.11%)	$2,782 (1.78%)	$27
Residential Owner-Occupied	$101,370	$2,451 (2.37%)	$1,817 (1.79%)	$43
Residential Investor	$49,066	$1,770 (3.49%)	$951 (1.94%)	$46
HELOC	$85,321	$1,877 (2.07%)	$1,728 (2.03%)	$438
Consumer	$1,127	$141 (11.84%)	$133 (11.81%)	$16
Total	$1,779,482	$30,967[1] (1.69%[2])	$28,639[1] (1.52%[2])	$2,227

1. Includes reserves for individually analyzed loans and unallocated, not listed above.
2. Excludes $70.2 million in PPP loans, $21.4 million in CD secured and residential LHFS excluded from the ACL calculation, and a $517 thousand warehouse line of credit.

Key Performance Ratios

Old Second

Credit Quality - Overview

- Loan quality has remained strong over the last several years entering into the current economic environment as a result of conservative underwriting and experienced lending teams.
- Relationship managers continue to work with Borrowers requesting loan payment relief. Loan payment deferrals are reviewed weekly by management. Over 96% of Borrowers receiving at least 3 months of payment relief had resumed regular payments by the end of the second quarter 2021.
- Industries most heavily affected by COVID restrictions are actively monitored by the Bank's internal Loan Review function; this has resulted in several proactive risk rating downgrades and subsequent increases to the level of non-performing and classified assets.
- Prior to recent risk rating downgrades non-performing and classified assets had been trending downward in each of the last two years.


Classified Assets/ Capital (1)
$380,000
$370,000
$360,000
$350,000
$340,000
$330,000
$320,000
$310,000
$300,000
$290,000
$280,000
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
13.49%
11.11%
12.64%
11.60%
10.75%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
Tier 1 Capital + ACL (000s)
Classified Asset Ratio


NPAs/ Loans + OREO
$2,050,000
$2,000,000
$1,950,000
$1,900,000
$1,850,000
$1,800,000
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.23%
1.08%
1.25%
1.19%
1.31%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
Loans + OREO (000s)
NPAs/ Loans + OREO


NCOs/ Average Loans (2)
$2,050,000
$2,000,000
$1,950,000
$1,900,000
$1,850,000
$1,800,000
$1,750,000
$1,700,000
$1,650,000
0.06%
0.05%
0.04%
0.03%
0.02%
0.01%
0.00%
0.05%
0.03%
0.05%
0.00%
0.00%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
Average Loans (000s)
NCOs/Average Loans

(1) Tier 1 Capital + Allowance for Credit Losses

Allowance for Credit Losses – Coverage Ratios

Old Second

ACL Adequacy

- Despite minimal losses in the recent years from loan charge-offs (net of recoveries), the adoption of CECL has allowed management to increase the Allowance for Credit Losses (ACL) considerably in anticipation of an economic downturn due to the COVID pandemic.
- Coverage levels are considered adequate given the expected economic forecast over the next twelve months and risk measures are within the Bank's risk tolerance.


ACL/ Total Loans (excluding PPP) (1)
$2,000,000
$1,950,000
$1,900,000
$1,850,000
$1,800,000
$1,750,000
2.00%
1.80%
1.60%
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.00%
1.02%
1.73%
1.67%
1.56%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
Total Loans (000s)
ACL/ Total Loans (excluding PPP)


ACL/ NPAs
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
80.82%
94.90%
132.67%
132.65%
114.56%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
NPAs (000s)
ACL/ NPAs


ACL/ NPLs
$25,000
$20,000
$15,000
$10,000
$5,000
$0
160.00%
140.00%
120.00%
100.00%
80.00%
60.00%
40.00%
20.00%
0.00%
116.31%
124.86%
146.91%
146.20%
123.86%
2018 Q4
2019 Q4
2020 Q4
2021 Q1
2021 Q2
NPLs (000s)
ACL/ NPLs

(1) Denotes a non-GAAP financial measure. Refer to Appendix 1 for a reconciliation of non-GAAP financial measures

Appendix 1 – Non-GAAP Financial Measurements

Old Second

Nonperforming Loans to Total Loans, Payment Modification Rate and ACL to Total Loans
Non-GAAP Reconciliations

	For the Year Ended December 31, 2020		For the Quarter Ended June 30, 2021	
Nonperforming Loans	$	23,045	$	23,121
Total Loans (GAAP)	$	2,034,851	$	1,903,366
Nonperforming Loans as a % of Total Loans (GAAP)		1.13%		1.21%
Total Active COVID -19 Payment Deferrals/Modifications	$	32,745	$	9,054
Total Commitments, including Loans Outstanding (GAAP)	$	2,475,204	$	2,385,278
Payment Modification Rate, as a % of Total Commitments (GAAP)		1.32%		0.38%
Allowance for Credit Losses (ACL)	$	33,855	$	28,639
ACL/Total Loans (GAAP)		1.66%		1.50%
Nonperforming Loans	$	23,045	$	23,121
Total Loans (GAAP)	$	2,034,851	$	1,903,366
Less: PPP Loans Outstanding		74,066		70,224
Total Loans (excluding PPP loans, non-GAAP)	$	1,960,785	$	1,833,142
Nonperforming Loans as a % of Total Loans (excluding PPP loans, non-GAAP)		1.18%		1.26%
Total Active COVID -19 Payment Deferrals/Modifications	$	32,745	$	9,054
Total Commitments, including Loans Outstanding (excluding PPP loans, non-GAAP)	$	2,401,138	$	2,315,054
Payment Modification Rate, as a % of Total Commitments (non-GAAP)		1.36%		0.39%
Allowance for Credit Losses (ACL)	$	33,855	$	28,639
ACL/Total Loans (excluding PPP loans, non-GAAP)		1.73%		1.56%